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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2004


                                   Oneida Ltd.

             (Exact name of Registrant as specified in its charter)



               New York                                 1-5452                               15-0405700

    (State or other jurisdiction of            (Commission File Number)            (I.R.S. Employer Identification
            incorporation)                                                                     Number)



                     163-181 Kenwood Avenue, Oneida, New York                                    13421

                     (Address of principal executive offices)                                 (Zip Code)


Registrant's telephone number, including area code:   (315) 361-3000



                                      None
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On August 9, 2004 Oneida Ltd. (the "Company") completed the comprehensive restructuring of its existing indebtedness with its lenders. This restructuring included the conversion of $30 million of principal amount of debt into an issuance of a total of 29,852,907 shares of the common stock of the Company to the individual members of the lender group or their respective nominees identified on Schedule 1 of Exhibit 10.7 hereto (the "New Shareholders"). The common shares were issued to the respective lenders or their respective nominees in blocks of shares proportionate to the amount of debt held by each lender as set forth on Schedule 1 of Exhibit 10.7 hereto. As of August 9, 2004, these 29,852,907 shares of common stock represented approximately 62% of the outstanding shares of common stock of the Company. As part of the debt to equity conversion the Company's Board of Directors (the "Board") will be reorganized so that the New Shareholders will designate 6 of the Board's 9 members. A majority of the Board will remain independent. It is anticipated that the Board reorganization will be completed within 60 days.

         In addition to the debt to equity conversion, the Company received a new $30 million revolving credit facility from the lenders and restructured the balance of the existing indebtedness into a Tranche A loan of approximately $125 million and a Tranche B loan of approximately $80 million. All of the restructured bank debt is secured by a first priority lien over substantially all of the Company's and its domestic subsidiaries' assets.

         The Tranche A loan will mature in three years and require amortization of principal based on available cash flow for the first two years and fixed amortization of $1.5 million per quarter in the third year. Interest on the Tranche A loan will accrue at LIBOR (London InterBank Offered Rate) plus 6%-8.25% depending on a leverage to cash flow formula.

         The Tranche B loan will mature in 3-1/2 years with no required amortization. Interest on the Tranche B loan will accrue at LIBOR plus 13% with a maximum interest rate of 17%. Interest for the first year will not be payable in cash, but will be added to the principal balance of the Tranche B loan. For the second year, 70% of interest will be added to the principal balance, and for the third year up to 30% of interest will be so added. Interest will be payable in cash thereafter.


ITEM 5.  OTHER EVENTS.

         On July 28, 2004, the Board of Directors of Oneida Ltd. (the "Company") approved the amendment of the Amended and Restated Rights Agreement (the "Rights Agreement") dated as of December 3, 1999 between the Company and American Stock Transfer & Trust Company (the "Rights Agent"). The Company has delivered to the Rights Agent the amendment of the Rights Agreement and Certification of Compliance with Section 26 dated August 9, 2004 directing the Rights Agent to amend the Rights Agreement as provided below.

         Section 7(a) of the Rights Agreement is amended by deleting clause (ii) thereof and replacing it with the following: "(ii) simultaneously with the execution and delivery of the securities exchange agreement dated as of August 9, 2004 among the Company and the purchasers set forth on Schedule 1 thereto (the "Securities Exchange Agreement") and the consummation of the transactions contemplated thereby." The effect of this amendment is to revise the expiration date of the rights covered by the Rights Agreement so that such expiration date coincides with the execution and delivery of the Securities Exchange Agreement.




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         The amendment of the Rights Agreement and the Certification of
Compliance with Section 26 is attached hereto as Exhibit 4 and is incorporated herein by reference. The foregoing description of the amendment and its effects does not purport to be complete and is qualified in its entirety by reference to such Exhibit 4 and the Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

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
      Exhibit 4 Amendment of the Amended and Restated Rights Agreement and Certification of Compliance with
                            Section 26 dated August 9, 2004.

      Exhibit 10.1 Second Amended and Restated Credit Agreement dated as of August 9, 2004 between Oneida Ltd., the financial institutions named in the Second Amended and Restated Credit Agreement and JPMorgan Chase Bank as Administrative Agent and Collateral Agent.

      Exhibit 10.2 Amended and Restated Security Agreement dated as of August 9, 2004, between Oneida Ltd., those domestic subsidiaries of Oneida Ltd. which are named as Guarantors in the Amended and Restated Security Agreement and JPMorgan Chase Bank, as Collateral Agent.

      Exhibit 10.3 Amended and Restated Pledge Security Agreement dated as of August 9, 2004, between Oneida Ltd., those domestic subsidiaries of Oneida Ltd. which are named as Guarantors in the Amended and Restated Pledge Security Agreement and JPMorgan Chase Bank, as Collateral Agent.

      Exhibit 10.4 Second Amended and Restated Collateral Agency and Intercreditor Agreement dated as of August 9, 2004, between Oneida Ltd., those domestic subsidiaries of Oneida Ltd. which are named as Guarantors in the Second Amended and Restated Collateral Agency and Intercreditor Agreement, JPMorgan Chase Bank as Collateral Agent, Administrative Agent, Swingline Lender, Issuing Bank, and Existing Trade L/C Issuer, the Lenders as defined in the Second Amended and Restated Collateral Agency and Intercreditor Agreement, Bank of America, N.A., as issuer of the Bank of America L/C, and HSBC Bank USA, National Association, as issuer of the HSBC China L/C.

      Exhibit 10.5 Amended and Restated Consolidated Subsidiary Guarantee Agreement dated as of August 9, 2004, between Oneida Ltd., those domestic subsidiaries of Oneida Ltd. which are named as Guarantors in the Amended and Restated Consolidated Subsidiary Guarantee Agreement and JPMorgan Chase Bank, as Collateral Agent and Administrative Agent.

      Exhibit 10.6 Amended and Restated Consolidated Subsidiary Subordination Agreement dated as of August 9, 2004, between Oneida Ltd., those domestic subsidiaries of Oneida Ltd. which are named as Guarantors in the Amended and Restated Consolidated Subsidiary Subordination Agreement and JPMorgan Chase Bank, as Collateral Agent and Administrative Agent.
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

      Exhibit 10.7 Securities Exchange Agreement dated as of August 9, 2004, between Oneida Ltd. and the purchasers set forth in the Securities Exchange Agreement.

      Exhibit 10.8 Registration Rights Agreement dated as of August 9, 2004, between Oneida Ltd. and the entities set forth on Schedule 1 to the Registration Rights Agreement.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    ONEIDA LTD.


                                    By: /s/ PETER J. KALLET
                                       -----------------------
                                       Name:   Peter J. Kallet
                                       Title:  Chairman of the Board, President
                                               and Chief Executive Officer


Date:  August 19, 2004


                                       3




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                                  EXHIBIT INDEX

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
Exhibit
  No.                                    Description
-------                                  -----------
4 Amendment of the Amended and Restated Rights Agreement and Certification of Compliance with Section 26 dated August 9, 2004.

10.1 Second Amended and Restated Credit Agreement dated as of August 9, 2004 between Oneida Ltd., the financial institutions named in the Second Amended and Restated Credit Agreement and JP Morgan Chase Bank as Administrative Agent and Collateral Agent.

10.2 Amended and Restated Security Agreement dated as of August 9, 2004, between Oneida Ltd., those domestic subsidiaries of Oneida Ltd. which are named as Guarantors in the Amended and Restated Security Agreement and JPMorgan Chase Bank, as Collateral Agent.

10.3 Amended and Restated Pledge Security Agreement dated as of August 9, 2004, between Oneida Ltd., those domestic subsidiaries of Oneida Ltd. which are named as Guarantors in the Amended and Restated Pledge Security Agreement and JPMorgan Chase Bank, as Collateral Agent.

10.4 Second Amended and Restated Collateral Agency and Intercreditor Agreement dated as of August 9, 2004, between Oneida Ltd., those domestic subsidiaries of Oneida Ltd. which are named as Guarantors in the Second Amended and Restated Collateral Agency and Intercreditor Agreement, JPMorgan Chase Bank as Collateral Agent, Administrative Agent, Swingline Lender, Issuing Bank, and Existing Trade L/C Issuer, the Lenders as defined in the Second Amended and Restated Collateral Agency and Intercreditor Agreement, Bank of America, N.A., as issuer of the Bank of America L/C, and HSBC Bank USA, National Association, as issuer of the HSBC China L/C.

10.5 Amended and Restated Consolidated Subsidiary Guarantee Agreement dated as of August 9, 2004, between Oneida Ltd., those domestic subsidiaries of Oneida Ltd. which are named as Guarantors in the Amended and Restated Consolidated Subsidiary Guarantee Agreement and JPMorgan Chase Bank, as Collateral Agent and Administrative Agent.

10.6 Amended and Restated Consolidated Subsidiary Subordination Agreement dated as of August 9, 2004, between Oneida Ltd., those domestic subsidiaries of Oneida Ltd. which are named as Guarantors in the Amended and Restated Consolidated Subsidiary Subordination Agreement and JPMorgan Chase Bank, as Collateral Agent and Administrative Agent.

10.7 Securities Exchange Agreement dated as of August 9, 2004, between Oneida Ltd. and the purchasers set forth in the Securities Exchange Agreement.

10.8 Registration Rights Agreement dated as of August 9, 2004, between Oneida Ltd. and the entities set forth on Schedule 1 to the Registration Rights Agreement.
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                           STATEMENT OF DIFFERENCE

The section symbol shall be expressed as.................................   'SS'